40|86 SERIES TRUST

Equity Portfolio	Fixed Income Portfolio
Balanced Portfolio	Government Securities Portfolio
High Yield Portfolio	Money Market Portfolio

SUPPLEMENT DATED JUNE 14, 2006
TO THE PROSPECTUS DATED MAY 1, 2006

On June 7, 2006, the Board of Trustees of the 40|86 Series Trust (the “Trust”) approved a plan to liquidate and terminate the High Yield Portfolio (the “Liquidation”), upon the recommendation of 40|86 Advisors, Inc., the investment adviser to the Trust. Completion of the Liquidation is subject to a number of conditions, including notification of the Liquidation to the shareholders of the High Yield Portfolio (including owners of variable annuity contracts and variable life insurance contracts having contract values allocated to a separate account invested in shares of the High Yield Portfolio).

The liquidation of the High Yield Portfolio is expected to occur on or about August 31, 2006 (the “Liquidation Date”). On the Liquidation Date, the High Yield Portfolio will distribute its assets to shareholders by redeeming their shares for cash, and will thereafter wind up its operations and terminate its existence.

In anticipation of the Liquidation of the High Yield Portfolio, the Board of Trustees approved the suspension of sales of shares of the High Yield Portfolio to insurance company separate accounts used to support variable annuity contracts and variable life insurance contracts that offer the High Yield Portfolio as an investment. As of June 16, 2006, the Trust will no longer offer or sell shares of the High Yield Portfolio to contract owners of such separate accounts who are not already invested in the High Yield Portfolio. As of June 30, 2006, the Trust will no longer offer or sell shares of the High Yield Portfolio to any such separate account or other investors. Until the Liquidation Date, however, dividends and distributions, if any, will continue to be reinvested in shares of the High Yield Portfolio.

The Trust expects that many shareholders may decide to redeem their shares in the High Yield Portfolio prior to the Liquidation. As a result, it is possible that the total assets of the High Yield Portfolio may reach a level at which it can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. In the event that such an asset level is reached, the High Yield Portfolio may invest its assets in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds.

Finally, the Market Timing Policy for the High Yield Portfolio, as described in the current prospectus, is amended to eliminate the restriction that blocks trades that are the second transaction in a purchase and sale or sale and purchase in less than ninety (90) days. Regardless, the Trust does not accommodate market timing activities.

The following information replaces the “Adviser’s Strategy” for the Balanced Portfolio on page 6 of the current prospectus:

Balanced Portfolio

Adviser’s Strategy
Normally, the Portfolio invests approximately 65-70% of its assets in equity securities, and the remainder in a combination of fixed-income securities, or cash equivalents.

The balance between equity securities and fixed-income securities may change:
•	The Portfolio may invest more than 70% of its assets in stocks if conditions in the stock market are considered to be more favorable than those in the bond market.
•	The Portfolio may invest more than 25% of its assets in fixed-income securities if conditions in the bond market are considered to be more favorable than those in the stock market.

The following information replaces the first paragraph of the“Market Timing Policy” on page 27 - 28 of the current prospectus:

Each Portfolio is intended to be an underlying investment vehicle for variable contracts, which in turn are designed as long-term investments. As such, the Portfolios, except for the Money Market Portfolio, are not appropriate investment vehicles for owners of variable contracts indirectly invested in the Portfolios to engage in market timing or other trading strategies that entail frequent purchases, redemptions or exchanges of shares of the Portfolios (“market timing activities”). The Trust does not accommodate market timing activities.

SUPPLEMENT DATED JUNE 16, 2006
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006

At a Board of Trustees (the “Board”) meeting held on June 7, 2006, Board members elected a new Independent Trustees to serve on the Board. The following information replaces the “Trustees and Officers of the Trust” section in the Statement of Additional Information” in its entirety.

Trustees and Officers of the Trust

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in “Management.” The Trust’s officers supervise the daily business operations of the Trust.

Each Trustee will serve the Trust until his or her successor is duly elected and qualified. All Trustees oversee the 7 Portfolios that make up the 40|86 Mutual Fund Complex, including 40|86 Series Trust (6 Portfolios), and 40|86 Strategic Income Fund (1 Portfolio).

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Diana H. Hamilton, 48 535 N. College Drive Carmel, IN 46032	Chairman of the Board and Trustee	Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
R. Matthew Neff, 49 535 N. College Drive Carmel, IN 46032	Trustee	Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp. a financial services company engaged in the healthcare finance field; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
Vincent J. Otto, 47 535 N. College Drive Carmel, IN 46032	Trustee	Since December 2005	Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	Director, Federal Home Loan Bank of Indianapolis
Steven R. Plump, 53 535 N. College Drive Carmel, IN 46032	Trustee	Since June 2006	Group Vice President, Global Marketing and Sales, and Chief Marketing Officer of Eli Lilly Company. Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios
Interested Trustees and Officers
Audrey L. Kurzawa, 39 535 N. College Drive Carmel, IN 46032	President and Trustee	Since June 2005 Formerly, TreasurerSince October 2002	Certified Public Accountant; Senior Vice President and Controller, Adviser. Trustee and President of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
Jeffrey M. Stautz, 48 535 N. College Drive Carmel, IN 46032	Secretary and Chief Legal Officer	Since May 2005
General Counsel, Chief Compliance Officer, Vice President and Secretary, Adviser; Formerly, Partner at Baker & Daniels, law firm. Secretary and Chief Legal Officer for one other investment company managed by the Adviser.
				2 registered investment companies consisting of 7 portfolios	None
Daniel J. Murphy, 50 535 N. College Drive Carmel, IN 46032	Treasurer	Since June 2005	President of Conseco Services, LLC and Treasurer of various affiliates. Treasurer of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
Sarah L. Bertrand, 38 535 N. College Drive Carmel, IN 46032	Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Officer	Since December 2004	Second Vice President, Legal & Compliance, Adviser. Assistant Secretary and Chief Compliance Officer of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
William T. Devanney, 49 535 N. College Drive Carmel, IN 46032	Vice President	Since November 1993	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None

_________________

* The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and on an aggregate basis, in the registered investment companies overseen by the Trustee within the 40|86 Mutual Fund Complex as of December 31, 2004:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the 40|86 Mutual Fund Complex
Independent Trustees
Diana H. Hamilton	None	None
R. Matthew Neff	None	None
Vincent J. Otto	None	None
Steven R. Plump	None	None
Interested Trustee
Audrey L. Kurzawa*	None	None

* The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

Compensation

Each Independent Trustee receives an annual retained fee of $7,500, a fee of $1,500 for each Board meeting, Independent Trustee meeting or separate committee meeting (that is, committee meeting(s) conducted in conjunction with a Board meeting or Independent Trustee meeting) he or she attends. Additionally, each Independent Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per-meeting fee of $375 for in-person Board meetings. The Trust also reimburses each Independent Trustee for travel and out-of-pocket expenses.

The following table shows the compensation of each Independent Trustee for the fiscal year ending December 31, 2005 for affiliated investment companies within the 40|86 Mutual Fund Complex. In addition to 40|86 Series Trust, the Fund Complex consists of seven separate portfolios including 40|86 Strategic Income Fund.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Trust Complex Paid to Trustees and the Number of Portfolios Overseen*
Diana H. Hamilton	$18,500	$37,000 (7)
R. Matthew Neff	$16,250	$32,500 (7)
Vincent J. Otto	$0	$0 (0)
Steven R. Plump	$0	$0 (0)

* Amount represents total compensation from all investment companies in the 40|86 Mutual Fund Complex, including the Trust and 40|86 Strategic Income Fund, for which the Trustee serves as a Board member. No amounts were paid or due related to pension or retirement benefits.

None of the Independent Trustees, or his/her immediate family members beneficially owned a class of securities in the investment adviser, principal underwriter of the Trust, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit Committee	Diana H. Hamilton R. Matthew Neff Vincent J. Otto, Chairperson Steven R. Plump	The Audit Committee meets with the independent auditors periodically to review the results of the audits and report the results to the full Board, evaluates the independence of the auditors, and reviews legal and regulatory matters that may effect the Trust.	4
Compensation Committee	Diana H. Hamilton R. Matthew Neff, Chairperson Vincent J. Otto Steven R. Plump	The Compensation Committee periodically reviews and evaluates the compensation of the Independent Trustees and recommends any appropriate changes to the independent trustees as a group.	1
Nominating Committee*	Diana H. Hamilton R. Matthew Neff, Chairperson Vincent J. Otto Steven R. Plump	The Nominating Committee reviews and evaluates candidates’ qualifications for Board membership and the nominees’ independence from the Trust’s manager and other principal service provider.	4

*The Nominating Committee will not generally consider nominees recommended by shareholders.

Nominating Committee:  The Nominating Committee has a written charter. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (1) the Trust’s current Trustees, (2) the Trust’s officers, (3) the Trust’s investment adviser, and (iv) any other source the Nominating Committee deems to be appropriate, including shareholders. Resumes of candidates may be sent to the Secretary of the Trust at 11825 North Pennsylvania Street, Carmel, Indiana 46032.